Ticker Symbol By Class
	A	C	I
Miller Convertible Bond Fund	MCFAX	MCFCX	MCIFX
Miller Convertible Plus Fund	MCPAX	MCCCX	MCPIX
Miller Intermediate Bond Fund	MIFAX	MIFCX	MIFIX

Supplement dated November 1, 2015 to

the Statement of Additional Information dated February 27, 2015, as amended April 10, 2015

The Statement of Additional Information is being revised to update information about Independent Trustee compensation. The first paragraph under the heading “Compensation” on page 39 of the Statement of Additional Information is deleted in its entirety and replaced with the following:

Effective November 1, 2015, each Trustee who is not affiliated with the Trust or the Advisor receives an annual retainer fee of $20,000 (pro-rated for partial years), as well as $12,000 for each regular meeting attended in-person, $2,000 for each meeting conducted by telephone, and $1,500 for each in-person special meeting and $1,500 for each telephonic special meeting. Also effective November 1, 2015, the Independent Trustees receive a fee of $1,000 for each regular or special meeting of the Audit Committee (be it telephonic or in-person), and the chair of the Audit Committee receives an additional payment of $3,000 as an annual retainer fee for serving in that capacity. None of the Officers receive compensation from the Trust.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information each dated February 27, 2015, as amended April 10, 2015, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-877-441-4434.  The Prospectus may be obtained by visiting www.TheMillerFamilyOfFunds.com. You should retain this Supplement for future reference.